Third Quarter 2026 Earnings Presentation November 4, 2026 Christopher Stavros – Chairman, President & CEO Brian Corales – Senior Vice President & CFO Tom Fitter – Vice President, Investor Relations

Disclaimer Third Quarter 2026 Earnings Presentation 2 FORWARD LOOKING STATEMENTS The information in this presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the integration of the WildFire Acquisition, the expected synergies of the WildFire Acquisition, Magnolia’s share repurchase program, Magnolia’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this presentation, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this presentation are subject to the following factors: (i) the integration of the WildFire Acquisition, the results, effects and benefits of the WildFire Acquisition, future opportunities for Magnolia, other plans and expectations with respect to the WildFire Acquisition, and the anticipated impact of the WildFire Acquisition on Magnolia’s results of operations, financial position, growth opportunities and competitive position; (ii) the market prices of oil, natural gas, NGLs, and other products or services; (iii) the supply and demand for oil, natural gas, NGLs, and other products or services, including impacts of actions taken by OPEC and other state-controlled oil companies; (iv) the outcome of any legal proceedings that may be instituted against Magnolia; (v) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (vi) legislative, regulatory, or policy changes, including those following the change in presidential administrations; (vii) geopolitical and business conditions in key regions of the world; (viii) cybersecurity threats, including increased use of artificial intelligence technologies; and (ix) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, adjusted free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating income margin, net debt, and return on capital employed. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted net income and adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from adjusted free cash flow, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating income margin, net debt, and return on capital employed are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating income margin and return on capital employed may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As liquidity measures, management believes adjusted free cash flow and net debt are useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, adjusted free cash flow, adjusted cash operating costs, adjusted cash operating margin, adjusted operating income margin, net debt, and return on capital employed may not be comparable to similar measures of other companies in our industry. Reconciliations of non-GAAP measures included herein to the nearest corresponding GAAP measure are included in this presentation. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Third Quarter 2026 Earnings Presentation

Third Quarter 2026 Highlights & Announcements

Financial

- Q3 2026 adjusted net income of $166 MM and an adjusted operating income margin of 43%
- Adjusted EBITDAX of $392 MM with a 38% capital reinvestment rate
- D&C capital of $147 MM and adjusted free cash flow (FCF) of $224 MM
- Returned ~$103 MM to shareholders, including: $60 MM of share repurchases and dividends of $43 MM

Operations

- Q3 2026 total production of 117.3 Mboe/d (17% YoY growth) & oil production of 49.1 Mbbls/d (24% YoY growth)
- Q3 2026 Giddings YoY total production growth of 23% and oil production growth of 39%
- Running 4 drilling rigs and 2 completion crews; Activity level expected to drive organic growth of 4% to 5% in 2027, for both total volumes and oil production

Corporate

- Closed acquisition of WildFire Energy ("WildFire"), adding ~53 Mboe/d (~70% oil) bringing total Giddings position to >1.25 MM net acres
- Sold non-core assets for a total consideration of $47.5 MM plus received 616 net acres in Gonzales County (Karnes Area)
- Increased share repurchase authorization by 15 MM shares, bringing total remaining authorization to 22.6 MM shares as of 9/30/26

Continuing to execute a differentiated business model focused on enhancing per share value

MAGNOLIA OIL & GAS

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Key Milestones Achieved Post-WildFire Acquisition Announcement Key Milestones Achieved 1 Portfolio Optimization • Sold non-core assets for total consideration of $47.5 million plus received 616 net acres in Gonzales County increasing our working interest in a contiguous block of undeveloped acreage acquired earlier this year. 2 Strong Progress on Reducing Debt and Strengthening the Balance Sheet • Ended the third quarter 2026 with approximately $1.9 billion of net debt, which is below 1.0x net debt to 2027E EBITDA at current strip prices, and more than a full year ahead of our original plan. 3 Market Volatility Provided for Opportunistic Addition of Attractive Short-term Oil Hedges • Implemented hedges at attractive pricing using costless collars with more than half our oil production hedged through Q2 2027. • The hedges protect the execution of our business model, allowing us to continue to reduce debt while retaining exposure to higher prices. 4 Achieved Early-Stage Capture of Synergies from WildFire Acquisition • Integration of the WildFire assets & operations is proceeding smoothly and on track. • Expect to realize at least one-third of estimated >$100 million annual run-rate synergies by year-end 2026. • Should realize more than three-quarters of run-rate synergies by mid-2027. 4 Third Quarter 2026 Earnings Presentation

Significant Synergy Capture & Unmatched Resource Base Third Quarter 2026 Earnings Presentation 5 Complementary Assets & Operations Lead to Significant Synergy Capture ($ MM) D&C and Facilities Field Operations Corporate G&A Total Estimated Synergies by YE 2027 $60 $20 $20 >$100 MM Annual – At least 1/3 of Run-rate Synergies Realized by YE2026 – 3/4 of Run-rate Synergies Realized by mid-2027 Existing Acreage Acquired Acreage Increased WI Acquired Sand Mine Unmatched Eagle Ford & Austin Chalk Acreage Position of >1.25 Million Net Acres

Third Quarter 2026 Earnings Presentation

Magnolia's Differentiated & Proven Business Model

Differentiated & Proven Business Model

- ✓ **Maintain Conservative Leverage**
  - Focus on Steady Reduction of Debt from WildFire Acquisition
  - Minimizes Risk & Provides Greater Financial Flexibility
- ✓ **Limit Capital Spending to <=55% of Adjusted EBITDAX**
  - Provides Consistent Free Cash Flow Generation
- ✓ **Deliver Moderate Production Growth**
  - High-Quality Assets Drive Low Reinvestment Rate Providing Both Moderate Oil & Total Volume Growth
- ✓ **Generate High Pre-tax Operating Margins**
- ✓ **Consistently Return a Substantial Portion of Our Free Cash Flow to Shareholders**
  - Provide a Safe, Sustainable Dividend with a Long-term Compound Annual Growth Rate of ~10%
  - Share Repurchases of At Least 1% of Outstanding Shares Per Quarter

Capital Allocation Priorities

1) D&C Capital of <=55% of Adjusted EBITDAX
2) Safe, Sustainable and Growing Dividend
3) Consistent Share Repurchases of At Least 1% of Outstanding Shares per Quarter
4) Debt Reduction – Reduce Leverage to <= 0.5x Net Debt/EBITDA
5) Small, Bolt-on Acquisitions that Improve the Business

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Third Quarter 2026 Key Financial Metrics (1) Q3 2026 ROCE annualized based on adjusted operating income which excludes transaction and integration costs. 7 Metric Q3 2026 YoY % Change Total Production (Mboe/d) 117.3 17% Oil Production (Mbbls/d) 49.1 24% Revenue ($ MM) $514 58% Adjusted EBITDAX ($ MM) $392 79% Adjusted Net Income ($ MM) $166 114% D&C Capex ($ MM) $147 24% D&C Capital % of Adjusted EBITDAX 38% (16%) Return on Capital Employed (ROCE) (1) 20% 3% Adjusted Free Cash Flow ($ MM) $224 67% Diluted Weighted Average Shares Outstanding (MM) 230.6 21% Third Quarter 2026 Earnings Presentation

296 1,226 911 323 37 33 43 60 151 2,555 17 0 500 1,000 1,500 2,000 2,500 3,000 Cash 6/30/2026 Issuance of Common Stock Debt, net of Issuance Costs Cash Flow from Operations Divestitures & Other Investing Changes in Working Capital and Other Dividends Share Repurchases D&C and Facilities Capital Acquisitions Cash 9/30/2026 (1) (2) (3) (4) (5) (6) (7) (8) Third Quarter 2026 Cash Flow Reconciliation (1) Comprised of the $500 million issuance of the 2034 Senior Notes, less $10 million in deferred financing costs, and the $535 million draw on the RBL Facility, less $14 million in deferred financing costs and $100 million in repayment of outstanding borrowings. (2) Cash flow from operations before changes in working capital. (3) Includes $41 million received from sale of oil and gas properties offset by $4 million of other investing. (4) Comprised of $34 million of working capital changes including capital accruals offset by $1 million in other financing activities. (5) Includes $43 million of dividends paid to Class A shareholders. (6) Comprised of $60 million Class A Common Stock Repurchases. (7) Incurred D&C and Leasehold Capital of $151 million. (8) Quarter to date acquisition activity primarily relates to the WildFire Acquisition. 8 $ I n M ill io n s Third Quarter 2026 Earnings Presentation

(1) Class A share reduction includes 3.6 million non-compete shares that were paid in cash in lieu of stock in 2021. Includes both Class A and Class B share repurchases. History of Significant & Consistent Share Repurchases 7.0 4.5 25.3 15.5 9.6 11.0 8.9 6.0 (87.8) 2019 2020 2021 2022 2023 2024 2025 2026 YTD Total 0 10 20 30 40 50 60 70 80 90 9 Magnolia’s Consistent Share Repurchases (1) (million shares repurchased) Third Quarter 2026 Earnings Presentation • Increased share repurchase authorization by 15 MM shares • Remaining authorization of 22.6 MM shares as of 9/30/26, or ~8.5% of outstanding shares M M o f Sh ar es

$0.28 $0.40 $0.46 $0.52 $0.60 $0.66 2021 2022 2023 2024 2025 2026 Pre Wildfire 2026 Pro Forma Track Record of a Safe, Sustainable and Growing Dividend ❑ Magnolia’s dividend has grown at a double-digit rate over the past 5 years ❑ Increased quarterly dividend by a cumulative 20% to $0.18 per share from $0.15 per share in 2026 ❑ Sustainable dividend growth supported through product price cycles ❑ Dividend per share payout capacity is enhanced by moderate production growth and ongoing share repurchases, leading to higher than peer average dividend growth 10 Annualized Dividend Payout Per Share CAGR Has Exceeded 15% $0.72 Third Quarter 2026 Earnings Presentation

Third Quarter 2026 Earnings Presentation

Capital Structure & Liquidity Overview

Capital Structure Overview

- Maintaining low financial leverage profile
  - Currently have a net debt[(1)] position of $1,918 MM
- Current Liquidity of $1,332 million, including remaining credit facility [(2)]
- No debt maturities until senior unsecured notes mature in 2029

Debt Maturity Schedule ($MM)



$1.75 B Credit Facility
($435 MM Drawn as of 9/30/2026)
7.500% Senior Unsecured Notes
6.875% Senior Unsecured Notes
6.625% Senior Unsecured Notes
$600
$435
$400
$500
2026
2027
2028
2029
2030
2031
2032
2033
2034

Capitalization & Liquidity ($MM)

Capitalization Summary	As of 9/30/2026
Cash and Cash Equivalents	$17
Revolving Credit Facility	$435
7.500% Senior Notes Due 2029	$600
6.875% Senior Notes Due 2032	$400
6.625% Senior Notes Due 2034	$500
Total Principal Debt Outstanding	$1,935
Total Equity	$4,253
Net Debt / Q3 Annualized Adjusted EBITDAX	1.2x
Net Debt / Total Book Capitalization	31%

Liquidity Summary	As of 9/30/2026
Cash and Cash Equivalents	$17
Credit Facility Availability	$1,315
Liquidity [(2)]	$1,332

(1) Net debt is total principal long-term debt less cash and cash equivalents.
(2) Liquidity defined as cash plus availability under revolving credit facility.

MAGNOLIA OIL & GAS

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Margins and Cost Structure 12 (1) Lease operating expenses exclude non-cash stock-based compensation of $0.8 million, or $0.07 per boe, and $0.9 million, or $0.09 per boe, for the quarters ended September 30, 2026 and 2025, respectively. (2) General and administrative expenses exclude non-cash stock-based compensation of $5.7 million, or $0.53 per boe, and $5.1 million, or $0.55 per boe, for the quarters ended September 30, 2026 and 2025, respectively. Third Quarter 2026 Earnings Presentation $ / Boe, unless otherwise noted For the Quarters Ended September 30, 2026 September 30, 2025 Revenue $47.63 $35.14 Total Cash Operating Costs: Lease Operating Expenses (1) (5.12) (5.16) Gathering, Transportation & Processing (1.82) (1.92) Taxes Other Than Income (2.31) (2.20) Exploration Expenses (1.27) (0.01) General & Administrative Expenses (2) (1.82) (2.07) Transaction & Integration Costs (6.37) - Other Operating Expenses (0.06) - Total Adjusted Cash Operating Costs (18.77) (11.36) Adjusted Cash Operating Margin $28.86 $23.78 Margin % 61% 68% Non-Cash Costs: Depreciation, Depletion, and Amortization (13.70) (11.96) Asset Retirement Obligations Accretion (0.23) (0.20) Non-Cash Stock Based Compensation (0.60) (0.64) Total Non-Cash Costs (14.53) (12.80) Operating Income Margin $14.33 $10.98 Add back: Transaction & Integration Costs 6.37 - Adjusted Operating Income Margin $20.70 $10.98 Margin % 43% 31%

Fourth Quarter & FY 2027 Operating Plan & Guidance FY 2027 Guidance Production Growth FY 2027 Organic Total & Oil Growth 4% – 5% D&C Capital Spending FY 2027 Capital $900 - $950 Million 2027 Operating Plan ~4 Rigs / ~2 Completion Crews 2027E Capital ~10-12% Karnes ~88-90% Giddings Fourth Quarter 2026 Guidance Production 159 - 161 Mboe/d (49% to 50% oil) D&C Capital Spending ~$235 Million Oil Differential (To Magellan East Houston) ($2) Bbl Fully Diluted Share Count ~266 million 13 Third Quarter 2026 Earnings Presentation

Summary Investment Highlights 14 Giddings Karnes High-Quality Assets Positioned for Success • Dominant position in the Giddings area with low capital reinvestment rate, low breakevens and unmatched running room • Coveted position in the Karnes area in the core of the Eagle Ford • Generate consistent, ongoing annual free cash flow since Magnolia’s inception • Strong operating margins through the commodity cycle Positive Free Cash Flow and Industry Leading Margins & Returns Multiple Levers of Growth Conservative Financial Policy and Pathway for Leverage Reduction • Steady organic growth through proven drilling program while remaining well within cash flow • Opportunistically pursue small to mid size accretive bolt-on acquisitions in the areas Magnolia operates • Current net debt to 2027E EBITDAX of <1.0x with clear pathway to quickly reduce absolute debt levels • Capital Expenditures limited to 55% of EBITDAX providing free cash flow every year and quick reduction of leverage Third Quarter 2026 Earnings Presentation

Appendix

2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD Sizable & Consistent Cash Return to Shareholders ❑ Magnolia has a strong track record of returning capital to shareholders ❑ Returned >30% of current market cap over the past eight years ❑ Focus on compounding per share value through share count reduction and safe, sustainable dividend growth Inception Cumulative Return of Capital ($MM) $79 $108 $467 $908 $1,213 ~$2.2 Billion Returned to Shareholders Share Repurchases Dividends $1,591 $1,913 16 $2,180 Third Quarter 2026 Earnings Presentation

Summary Balance Sheet 17 Third Quarter 2026 Earnings Presentation (in thousands) September 30, 2026 December 31, 2025 Cash and cash equivalents $17,493 $266,785 Other current assets 363,522 175,650 Property, plant and equipment, net 6,923,181 2,424,152 Other assets 72,686 36,505 Total assets $7,376,882 $2,903,092 Current liabilities $746,038 $288,030 Long-term debt, net 1,937,799 393,251 Other long-term liabilities 439,945 222,638 Total equity 4,253,100 1,999,173 Total liabilities and equity $7,376,882 $2,903,092

Oil Derivative Positions Third Quarter 2026 Earnings Presentation Added Magnolia Hedges Crude Oil Costless Collars (MEH) Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Notional Volume (Bbls) 3,680,000 2,700,000 2,275,000 920,000 - Weighted Average Floor Price ($/Bbl) $73.75 $70.83 $70.00 $70.00 - Weighted Average Ceiling Price ($/Bbl) $90.97 $88.68 $82.31 $80.08 - Crude Oil Swaps (NYMEX WTI) Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Notional Volume (Bbls) 2,261,947 2,066,605 1,982,790 893,666 866,955 Weighted Average Price ($/Bbl) $63.85 $63.46 $65.02 $67.37 $66.34 Hedges Inherited from WildFire Acquisition 18

Adjusted Free Cash Flow Reconciliations 19 Third Quarter 2026 Earnings Presentation (in thousands) For the Quarters Ended September 30, 2026 September 30, 2025 Net cash provided by operating activities $368,979 $247,054 Add back: net change in operating assets and liabilities (46,257) 256 Cash flows from operations before net change in operating assets and liabilities $322,722 $247,310 Additions to oil and natural gas properties (150,759) (119,048) Changes in working capital associated with additions to oil and natural gas properties (11,550) 5,667 Free cash flow $160,413 $133,929 Adjustments: Transaction and integration costs (1) 63,285 - Adjusted Free Cash Flow $223,698 $133,929 (1) Transaction and integration costs exclude non-cash stock-based compensation of $5.5 million for the quarter ended September 30, 2026.

Adjusted EBITDAX Reconciliations 20 Third Quarter 2026 Earnings Presentation (in thousands) For the Quarters Ended September 30, 2026 September 30, 2025 Net income $80,475 $78,233 Interest expense, net 8,542 5,362 Income tax expense 23,790 17,208 EBIT $112,807 $100,803 Depreciation, depletion and amortization 147,863 110,618 Asset retirement obligations accretion 2,513 1,838 EBITDA $263,183 $213,259 Exploration expenses 13,725 131 EBITDAX $276,908 $213,390 Non-cash stock based compensation expense 6,474 5,935 Transaction and integration costs 68,743 - Unrealized loss on derivatives, net 39,874 - Gain on revaluation of contingent consideration - (507) Adjusted EBITDAX $391,999 $218,818

Adjusted Net Income Reconciliation 21 (1) Represents corporate income taxes at an assumed annual effective tax rate of 21.0% and 19.3% for the quarters ended September 30, 2026 and 2025, respectively. Third Quarter 2026 Earnings Presentation (in thousands) For the Quarters Ended September 30, 2026 September 30, 2025 Net income $80,475 $78,233 Adjustments: Transaction and integration related costs 68,743 - Unrealized loss on derivatives, net 39,874 - Gain on revaluation of contingent consideration - (507) Change in estimated income tax (1) (22,810) 98 Adjusted Net Income $166,282 $77,824

Return on Capital Employed 22 Third Quarter 2026 Earnings Presentation (in thousands) For the Quarters Ended September 30, 2026 September 30, 2025 Operating income $154,599 $101,464 Add Back: Transaction & Integration Costs $68,743 - Adjusted operating income (A) $223,342 $101,464 Debt - beginning of period 393,636 392,880 Stockholders' Equity - beginning of period 2,146,877 1,998,346 Capital employed - beginning of period 2,540,513 2,391,226 Debt - end of period 1,937,799 393,064 Stockholders' Equity - end of period 4,253,100 2,006,415 Capital employed - end of period 6,190,899 2,399,479 Average capital employed (B) $4,365,706 $2,395,353 Return on average capital employed (A/B) 5.1% 4.2% Annualized return on capital employed 20% 17%

Oil & Gas Production Results 23 Third Quarter 2026 Earnings Presentation Combined Karnes Giddings Combined Karnes Giddings For the Quarter Ended September 30, 2026 For the Quarter Ended September 30, 2025 Production: Oil (MBbls) 4,516 1,090 3,426 3,628 1,164 2,464 Natural gas (MMcf) 19,425 2,217 17,208 17,515 2,428 15,087 Natural gas liquids (MBbls) 3,037 339 2,698 2,700 391 2,309 Total (Mboe) 10,790 1,798 8,992 9,247 1,960 7,287 Average Daily Production Volume: Oil (MBbls/d) 49.1 11.8 37.3 39.4 12.6 26.8 Natural gas (MMcf/d) 211.1 24.1 187.0 190.4 26.4 164.0 Natural gas liquids (MBbls/d) 33.0 3.7 29.3 29.3 4.3 25.0 Total (MBoe/d) 117.3 19.6 97.7 100.5 21.3 79.2

Magnolia’s Commitment to Sustainability Governing with IntegritySafeguarding the Environment Supporting Employees and Communities • 24-percent reduction in gross Scope 1 greenhouse gas intensity rate since 2021 • 64-percent reduction in gas flared as a percent of total production since 2021 • 5th consecutive year of reduction in methane emissions as a percentage of GHG emissions • $309 million in royalty, lease, and surface payments to Texas residents; $113 million in tax payments to Texas communities • $682 million in payments made to local vendors and service providers • Recognized as Top Workplace in Houston Chronicle Top Workplaces Survey • 50-percent refreshment rate with 4 directors with 5 or fewer years of tenure on Board of Directors • 3 new independent directors with specific oil & gas industry and executive leadership experience • 93 percent of shareholders approved say-on-pay proposal at 2026 Annual Meeting 24 Third Quarter 2026 Earnings Presentation